SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

         Filed by the Registrant |X|

         Filed by a Party other than the Registrant |_|

         Check the appropriate box:

|_|   Preliminary Proxy Statement
                                          |_|  Confidential, for Use of the
                                               Commission only (as permitted by
                                               Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              KEYNOTE SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                              Keynote Systems, Inc.
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                                                               February 16, 2007

     To our Stockholders:

     You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Keynote Systems, Inc. to be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Thursday, March 22, 2007 at 10:00 a.m., Pacific Time.

     The matters expected to be acted upon at the meeting are described in detail in the following notice of the 2007 Annual Meeting of Stockholders and proxy statement.

     We encourage you to use this opportunity to take part in the affairs of Keynote Systems, Inc. by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

                                                     Sincerely,

                                                  /s/ Umang Gupta
                                                  ---------------------------
                                                  Chairman of the Board
                                                  and Chief Executive Officer

                              Keynote Systems, Inc.
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS

     To our Stockholders:

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Keynote Systems, Inc. will be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Thursday, March 22, 2007 at 10:00 a.m., Pacific Time, for the following purposes:

            1. To elect seven members of Keynote's Board of Directors;

            2. To ratify the selection of Deloitte & Touche LLP as Keynote's independent auditors for the fiscal year ending September 30, 2007; and

            3. To transact such other business as may properly come before the meeting or any adjournment.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only stockholders of record at the close of business on February 5, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                            By Order of the Board of Directors,


                                            /s/ ANDREW HAMER

                                            Andrew Hamer
                                            Secretary

         San Mateo, California
         February 16, 2007

     Whether or not you expect to attend the Annual  Meeting,  please  complete,
date,  sign  and  promptly  return  the  accompanying   proxy  in  the  enclosed
postage-paid envelope so that your shares may be represented at the meeting.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Proxy Statement for the 2007 Annual Meeting of Stockholders:

      Proposal No. 1--Election of Directors                                   3

            Nominees for Board of Directors                                   3

            Corporate Governance and Board Matters                            4

            Director Compensation                                             6

            Compensation Committee Interlocks and Insider Participation       7

            Code of Ethics                                                    7

            Directors' Attendance at Annual Stockholder Meetings              7

      Proposal No. 2--Ratification of Selection of Independent Auditors       8

            Principal Accountant Fees and Services                            8

      Report of the Audit Committee                                          10

      Security Ownership of Certain Beneficial Owners and Management         11

      Executive Compensation                                                 13

            Summary Compensation Table                                       13

            Option Grants in Fiscal 2006                                     14

            Aggregated Option Exercises in Fiscal 2006 and Option Values
            at September 30, 2006                                            15

            Equity Compensation Plans                                        15

            Employment Agreement with Chief Executive Officer                16

            Other Change-of-Control Arrangements                             16

      Report of the Compensation Committee                                   17

      Stock Price Performance Graph                                          19

      Certain Relationships and Related Transactions                         20

      Stockholder Proposals for the 2008 Annual Meeting of Stockholders      20

      Compliance Under Section 16(a) of the Securities Exchange Act of 1934  20

      Other Business                                                         20

     The Report of the Audit Committee, the Report of the Compensation Committee and the Stock Price Performance Graph contained in this proxy statement are required by the Securities and Exchange Commission. The information in these sections shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be "soliciting material" or to be filed under those Acts.

                              Keynote Systems, Inc.
                          777 Mariners Island Boulevard
                           San Mateo, California 94404

                                 ---------------

                                 PROXY STATEMENT
                   FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

                                 ---------------

                                February 16, 2007

     The accompanying proxy is solicited on behalf of the board of directors of Keynote Systems, Inc., a Delaware corporation, for use at the 2007 Annual Meeting of Stockholders to be held at our executive offices, located at 777 Mariners Island Boulevard in San Mateo, California, on Thursday, March 22, 2007 at 10:00 a.m., Pacific Time. Only holders of record of our common stock at the close of business on February 5, 2007, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were 17,206,020 shares of Keynote common stock outstanding. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the nominees for director and the proposal presented in the accompanying notice of the Annual Meeting and this proxy statement. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about February 22, 2007. Our annual report for the fiscal year ended September 30, 2006 is enclosed with this proxy statement.

     Voting Rights

     Holders of our common stock are entitled to one vote for each share held as of the record date.

     Vote Needed for a Quorum

     A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business.

     Vote Required to Approve Proposal No. 1

     With respect to Proposal No. 1, directors will be elected by a plurality of the votes of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. The effectiveness of any of the proposals is not conditioned upon the approval by our stockholders of any other proposal by the stockholders.

     Effect of Abstentions

     If stockholders abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

     Effect of "Broker Non-Votes"

     If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against certain "routine" matters, such as all of the proposals to be voted on at the Annual Meeting. If a broker votes shares that are unvoted by its customers for or against a proposal, these shares are considered present and entitled to vote at the Annual Meeting. These shares would count toward determining whether or not a quorum is present. These shares would also be taken into account in determining the outcome of the proposals.

     Although the proposals to be voted on at the Annual Meeting are considered "routine," where a matter is not "routine," a broker generally would not be entitled to vote its customers' unvoted shares. These so-called "broker non-votes" would count toward determining whether or not a quorum is present. However, these shares would not be taken into account in determining the outcome of any proposal that is not routine.

     Adjournment of Meeting

     In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

     Expenses of Soliciting Proxies

     We will pay the expenses of soliciting proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In these cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.

     Revocability of Proxies

     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

     o a written instrument delivered to us stating that the proxy is revoked;

     o a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting; or

     o    attendance at the Annual Meeting and voting in person.

     Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, stockholders will elect directors to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified or until a director's earlier resignation or removal. The size of our board of directors is currently set at eight members and in connection with the election of directors at the Annual Meeting the authorized number of directors is being reduced to seven. Each of the current directors, rather than Geoffrey Penney has been nominated for election by the Board of Directors and has decided to stand for re-election. Mr. Penney has decided to retire from the Board of Directors and not to stand for re-election but intends to serve on the Board of Directors through the date of the Annual Meeting. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote will be elected at the Annual Meeting to be our directors. If any nominee for any reason is unable to serve, or for good cause will not serve, as a director, the proxies may be voted for a substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

     Nominees for Board of Directors

     The names of the nominees for election to our board of directors at the Annual Meeting, and information about each of them, are included below.

                                                                                                                          Director
Name                             Age                                  Principal Occupation                                  Since
----                             ---                                  --------------------                                  -----
Umang Gupta                       57    Chairman of the Board and Chief Executive Officer of Keynote                        1997
David Cowan                       41    General Partner of Bessemer Venture Partners                                        1998
Deborah Rieman                    57    Retired President and Chief Executive Officer of Check Point Software               2002
                                        Technologies Inc.
Mohan Gyani                       55    Retired President and Chief Executive Officer of AT&T Wireless Mobility Services    2002
Raymond L. Ocampo Jr.             53    President and Chief Executive Officer, Samurai Surfer LLC                           2004
Jennifer  Bolt                    42    Executive Vice President , Operations and Technology of Franklin Resources, Inc.    2004

Charles M. Boesenberg             58    Retired President and Chief Executive Officer of NetIQ, Inc.                        2006

     Umang Gupta has served as one of our directors since September 1997 and as our Chief Executive Officer and Chairman of the board of directors since December 1997. Previously, he was a private investor and an advisor to high-technology companies and the founder and chairman of the board and chief executive officer of Gupta Corporation. He previously held various positions with Oracle Corporation and IBM. Mr. Gupta holds a B.S. degree in chemical engineering from the Indian Institute of Technology, Kanpur, India, and an M.B.A. degree from Kent State University.

     David Cowan has served as one of our directors since March 1998. Since August 1996, Mr. Cowan has served as a General Partner of Bessemer Venture Partners, a venture capital investment firm. Mr. Cowan is also a director of several private companies. Mr. Cowan holds an A.B. degree in mathematics and computer science and a M.B.A. degree from Harvard University.

     Deborah Rieman has served as one of our directors since January 2002 and as our lead independent director since April 2004. Since June 1999, Dr. Rieman has managed a private investment fund. From July 1995 to June 1999, Dr. Rieman was the President and Chief Executive Officer of Check Point Software Technologies Inc., an Internet security software company. Dr. Rieman also serves as a director of Corning Inc., Kintera, Inc., and Tumbleweed Communications Inc. Dr. Rieman holds a Ph.D. degree in mathematics from Columbia University and a B.A. degree in mathematics from Sarah Lawrence College.

     Mohan Gyani has served as one of our directors since January 2002. Since January 2006, Mr. Gyani has served as Vice Chairman of the Board of Roamware, Inc. and has been a private investor since December 2004. He served as Chief Executive Officer and Chairman of Roamware from May 2005 to December 2005. Mr. Gyani was a senior advisor to the Chairman and Chief Executive Officer of AT&T Wireless from January 2003 to December 2004. He served as President and Chief Executive Officer of AT&T Wireless Mobility Services from February 2000 to January 2003. From 1995 to 1999, Mr. Gyani served as Executive Vice President and Chief Financial Officer of AirTouch Communications. Mr. Gyani is a member of the boards of directors of SIRF Technology Holdings, Inc., Safeway Inc., Epiphany Inc., Union Bank of California and two private companies. Mr. Gyani holds an M.B.A. degree and a B.A. degree in business administration from San Francisco State University.

     Raymond L. Ocampo Jr. has served as one of our directors since March 2004. Since April 2004, Mr. Ocampo has served as President and Chief Executive Officer of Samurai Surfer LLC, a consulting and investment company. In November 1996, Mr. Ocampo retired from Oracle Corporation, where he had served in various senior and executive positions since 1986, most recently as Senior Vice President, General Counsel and Secretary since September 1990. Mr. Ocampo is a member of the boards of directors of CytoGenix, Inc., Intraware, Inc., PMI Group, Inc. and VitalStream Holdings, Inc. Mr. Ocampo holds a J.D. degree from Boalt Hall School of Law at the University of California at Berkeley and an A.B. degree in Political Science from the University of California, Los Angeles.

     Jennifer Bolt has served as one of our directors since April 2004. Ms. Bolt has served as Executive Vice President, Operations and Technology of Franklin Resources, Inc., a financial services company since May 2003. Prior to that time, she served in various other capacities for Franklin Resources, Inc. or its subsidiaries. She also serves as chairman of Franklin Capital Corporation and Franklin Templeton Bank & Trust, director of Fiduciary Trust Company International and is a member of Franklin Resources, Inc.'s Executive Committee. Ms. Bolt holds a B.A. degree in economics and physical education from the University of California at Davis.

     Charles M. Boesenberg has served as one of our directors since September 2006. From January 2002, Mr. Boesenberg served as Chairman, CEO and President of NetIQ, Inc. before it was acquired by Attachmate Corporation in June 2006. From March 2000 to December 2001, Mr. Boesenberg served as President of Post PC Ventures, a management and investment group. Mr. Boesenberg was president and CEO of Integrated Systems, Inc. (ISI), a provider of embedded systems software, from 1998 until ISI merged with Wind River Systems in February of 2000. Mr. Boesenberg joined ISI from Magellan, where he was CEO From 1992 to 1994. Mr. Boesenberg currently serves on the boards of directors of Callidus Software Inc., Interwoven, Inc. and Rackable Systems, Inc.He holds a B.S. in mechanical engineering from the Rose Hullman Institute of Technology and an M.S. in business administration from Boston University.


                 The Board Recommends a Vote FOR the Election of
                        Each of the Nominated Directors.

         Corporate Governance and Board Matters

            Corporate Governance

     Keynote maintains a corporate governance page on its website which includes information about its corporate governance initiatives, including Keynote's Code of Business Conduct and Ethics, Code of Ethics for Chief Executive Officer and Senior Financial Department Personnel, Corporate Governance Guidelines, and charters for the committees of the board of directors. The corporate governance page can be found at www.keynote.com, by clicking on "Company," on "Investor Relations," and then on "Corporate Governance."

     Keynote's policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

     o A majority of the board members are independent of Keynote and its management;

     o    All  members of the key board  committees--the  audit  committee,  the
          compensation   committee,    and   the   nominating   and   governance
          committee--are independent;

     o    Keynote has appointed a lead independent director;

     o The independent members of the board of directors meet regularly without the presence of management. Dr. Rieman, the lead independent director, presides at these executive sessions;

     o Keynote has a clear code of business conduct that is annually affirmed by its employees;

     o    The  charters  of  the  board  committees   clearly   establish  their
          respective roles and responsibilities;

     o Keynote's audit committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

     o Keynote has adopted a code of ethics that applies to its chief executive officer and all senior members of its finance department, including our chief financial officer; and

     o    Keynote has adopted corporate governance guidelines and principles.


            Director Independence

     The board has determined that each of our directors is an independent director as defined by the rules of the NASDAQ Stock Market, other than Mr. Gupta, who serves as an employee of Keynote as our chief executive officer. In addition, the board has determined that each member of the audit committee meets the additional independence criteria of the SEC required for audit committee membership.

            Board Meetings

     The board met six times during the fiscal year ended September 30, 2006. During this period each director attended at least 75% of the total number of meetings held by the board and by all committees of the board on which such director served, during the period that such director served.

            Board Committees

     Our board of directors has a compensation committee, an audit committee and a nominating and governance committee. Each committee operates pursuant to a written charter; copies of these written charters are available on our website at www.keynote.com.

     Compensation Committee. The current members of our compensation committee are Mr. Cowan, Dr. Rieman and Ms. Bolt. Ms. Bolt serves as the chair. The board of directors has determined that each member of the compensation committee is an independent director as defined by the rules of the NASDAQ Stock Market, a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an outside director within the meaning of
Section 162(m) of the Internal Revenue Code. The compensation committee considers and approves, or reviews and makes recommendations to our board concerning salaries and incentive compensation for our officers and employees. The compensation committee also administers our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan. The compensation committee met three times during the fiscal year ended September 30, 2006.

     Audit Committee. The current members of our audit committee are Mr. Gyani, Mr. Penney, Mr. Ocampo and Mr. Boesenberg. Mr. Gyani serves as the chair. The board of directors has determined that each member of the audit committee is an independent director as defined by the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, and that each of them is able to read and understand fundamental financial statements. The board of directors has also determined that each of Mr. Gyani and Mr. Boesenberg is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and is "financially sophisticated" within the meaning of the rules of the NASDAQ Stock Market. Our audit committee reviews our financial statements, monitors our accounting policies and practices, appoints and oversees the performance of our independent auditors and reviews the results and scope of audits and other services provided by our independent auditors. The audit committee met nine times during the fiscal year ended September 30, 2006.

     Nominating and Governance Committee. The current members of our nominating and governance committee are Mr. Cowan, Mr. Ocampo and Mr. Penney. Mr. Penney currently serves as the chair. The board of directors has determined that each member of the nominating and governance committee is an independent director as defined by the rules of the NASDAQ Stock Market. Our nominating and governance committee identifies, considers and recommends candidates to serve as members of the board, makes recommendations regarding the structure and composition of the board and board committees and oversees the annual board evaluation process. The nominating and governance committee is also responsible for overseeing, reviewing and making periodic recommendations concerning Keynote's corporate governance policies. The nominating and governance committee met once during the fiscal year ended September 30, 2006.

            Consideration of Director Nominees

     Our nominating and governance committee generally identifies nominees for our board based upon recommendations by our directors and management. Charles M. Boesenberg was appointed to our Board of Directors in September 2006 upon the recommendation of the nominating and governance committee. Mr. Boesenberg was brought to the attention of the nominating and governance committee by Mr. Gupta, our chief executive officer. The nominating and governance committee will also consider recommendations properly submitted by our stockholders in accordance with the procedure set forth in our bylaws. Stockholders can recommend qualified candidates for our board by writing to our corporate secretary at Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404. Submissions that are received that meet the criteria outlined below will be forwarded to the nominating and governance committee for review and consideration. We request that any such recommendations be made at least three months prior to the end of the fiscal year ending September 30, 2007 to ensure adequate time for meaningful consideration by the nominating and governance committee. The nominating and governance committee intends to review periodically whether a more formal policy regarding stockholder nominations should be adopted.

     The goal of the nominating and governance committee is to ensure that our board possesses a variety of perspectives and skills derived from high-quality business and professional experience. The nominating and governance committee seeks to achieve a balance of knowledge, experience and capability on our board. To this end, the nominating and governance committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although the nominating and governance committee uses these and other criteria to evaluate potential nominees, we have no stated minimum criteria for nominees. The nominating and governance committee does not use different standards to evaluates nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

            Stockholder Communication with Our Board

     Our stockholders may communicate with our board or any of our individual directors by writing to them c/o Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404. In addition, all communications that are received by our chief executive officer or chief financial officer that are directed to the attention of our board are forwarded to our board. The nominating and governance committee intends to consider whether it is appropriate to adopt a more formal process for our stockholders to communicate with our board.

         Director Compensation

     Directors who are employees of Keynote do not receive compensation from Keynote for the services they provide as directors. Members of the board of directors who are not employees of Keynote receive cash and equity compensation for their service as directors.

          Cash Compensation. Non-employee directors are each paid an annual retainer fee of $25,000; this payment is subject to a director attending at least three of the four regularly scheduled board meetings during the fiscal year and at least 75% of the total number of board meetings held during the fiscal year. In addition, members of the compensation committee and the nominating and governance committee are each paid an annual fee of $5,000, and members of the audit committee are each paid an annual fee of $10,000. The cash retainers earned for the 2006 fiscal year by each of our non-employee directors are indicated in the table below. All directors are also reimbursed for their reasonable expenses in attending board and board committee meetings.

          Equity Compensation. Our non-employee directors receive both automatic option grants and discretionary option awards under our 1999 Equity Incentive Plan. On the date he or she becomes a director, a new non-employee director receives an automatic option grant to purchase 60,000 shares of our common stock. These options vest over four years, with one-quarter of the shares subject to the option vesting on the earlier of one year following the director's appointment to the board of directors or the first annual meeting of our stockholders following the grant of the option; the remaining shares subject to these automatic grants vest ratably on a monthly basis following the initial vesting date. The vesting of the options will accelerate in full upon a change of control of Keynote. The automatic option grants have an exercise price equal to the fair market value of our common stock on the date of grant and a ten year term. In addition to these automatic option grants, our non-employee directors receive discretionary option awards annually for committee service and upon re-election at the annual meeting of stockholders. In fiscal 2006, the board of directors made discretionary option awards to non-employee directors for service on our standing committees, and on March 23, 2006, the date of our 2006 Annual Meeting of Stockholders, each non-employee director who was re-elected to the board of directors received an option to purchase 15,000 shares of our common stock. Options for 5,000 shares were awarded for service on one of our three standing committees; in addition, the chair of the audit committee received an option for an additional 5,000 shares and the chairs of our compensation committee and our nominating and governance committee each received options for an additional 2,000 shares. The options awarded for committee service vest monthly during the fiscal year and were fully vested at September 30, 2006. The options awarded at the 2006 annual meeting of stockholders do not commence vesting until our 2009 annual meeting of stockholders and then vest ratably on a monthly basis with each option to be fully vested at our 2010 annual meeting of stockholders. The discretionary options also have an exercise price equal to the fair market value of our common stock on the date of grant and a ten year term; these options will vest in full upon a change of control of Keynote.

Discretionary options were awarded to, and cash stipends earned by, our non-employee directors during fiscal 2006 in the following amounts:


                     2006 Non-Employee Director Compensation

     Name                           Number of Options               Cash
     ----                           -----------------               ----
     Jennifer Bolt                    22,000                       $30,000
     David Cowan                      25,000                       $35,000
     Mohan Gyani                      25,000                       $35,000
     Raymond L. Ocampo Jr.            25,000                       $40,000
     Geoffrey Penney                  27,000                       $40,000
     Deborah Rieman                   20,000                       $30,000


     In addition, Charles M. Boesenberg, who became a director of Keynote in September 2006, received an automatic option grant under our 1999 Equity
Incentive Plan to purchase 60,000 shares of our common stock, at an exercise price of $10.62, which was the fair market value of our common stock on the date of his election to our board. One-quarter of the shares subject to this option will vest on the date of the 2007 Annual Meeting. The remaining shares subject to this option grant will vest ratably on a monthly basis over the three years following the date of the 2007 Annual Meeting.

         Compensation Committee Interlocks and Insider Participation

     None of the members of the compensation committee has at any time since our formation been one of our officers or employees. None of our executive officers currently serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

         Code of Ethics

     We have adopted a code of ethics that applies to our chief executive officer and senior financial personnel, including our chief financial officer, controller and all other employees engaged in the finance organization of Keynote. This code of ethics is posted on our website at http://www.keynote.com.

         Directors' Attendance at Annual Stockholder Meetings

     Keynote encourages its board members to attend its annual meeting of stockholders, but does not require attendance. Four of our directors attended our 2006 annual meeting of stockholders. Mr. Gupta, chairman of our board and our chief executive officer, has attended all of our annual meetings.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     KPMG LLP ("KPMG") served as our independent registered public accounting firm for the fiscal year ended September 30, 2006. On December 27, 2006, Keynote dismissed KPMG and retained Deloitte & Touche LLP ("Deloitte") as its independent registered public accounting firm for the fiscal year ending September 30, 2007. The audit committee approved the dismissal of KPMG and the appointment of Deloitte. The audit committee requests that stockholders ratify its selection of Deloitte to serve as Keynote's independent registered public accounting firm for fiscal 2007. Ratification by our stockholders of the selection of Deloitte as our independent auditors is not required by our bylaws or otherwise. Nevertheless, our board of directors is submitting the selection of Deloitte to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify this selection, the audit committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the audit committee may direct the appointment of a different independent audit firm at any time during the year if it determines that such a change would be in the best interests of Keynote and our stockholders. We do not expect that any representatives of KPMG will be present at the Annual Meeting. We do expect that one or more representatives of Deloitte will be present at the Annual Meeting, will be able to make a statement if they wish to do so, and will be able to respond to appropriate questions.

     The audit reports of KPMG on the consolidated financial statements of Keynote as of and for the years ended September 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting as of September 30, 2005 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's report indicated that the Company did not maintain effective internal control over financial reporting as of September 30, 2005 because of the effect of a material weakness related to the Company's accounting for income taxes.

     In connection with KPMG's audits for the years ended September 30, 2005 and 2006 and in the subsequent interim period through December 27, 2006, there have been (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on financial statements for such years, or (2) reportable events, except that KPMG advised Keynote of the material weakness referred to above.

     Keynote has provided KPMG with a copy of the foregoing disclosures. KPMG's letter, dated January 4, 2007, stating whether it agrees with the statements made by Keynote in its Current Report on Form 8-K filed with the SEC on January 4, 2007, is filed as Exhibit 16.01 to such Current Report on Form 8-K.

     Keynote has not consulted with Deloitte during its two most recent fiscal years or during any subsequent interim period prior to its appointment as our independent auditor regarding either (i) the application of accounting principles to a specified transaction either completed or proposed; or the type of audit opinion that might be rendered to Keynote's consolidated financial statements, and neither a written report was provided to Keynote nor oral advice was provided that Deloitte concluded was an important factor considered by Keynote in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

      The Board Recommends a Vote FOR the Ratification of the Selection of
                             Deloitte & Touche LLP

         Principal Accountant Fees and Services

     During the fiscal years ended  September 30, 2005 and 2006,  KPMG served as
Keynote's   independent   auditor.   The  aggregate  fees  billed  by  KPMG  for
professional services rendered during such periods were as follows:

     o Audit Fees. The aggregate fees billed by KPMG for professional services rendered for the audit of Keynote's annual consolidated financial statements, and review of the consolidated financial statements included in Keynote's quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $1,864,000, including auditing services related to acquisitions, for the fiscal year ended September 30, 2006 and $758,700, including auditing services related to acquisitions, for the fiscal year ended September 30, 2005;

     o Audit-Related Fees. There were no fees billed by KPMG for assurance and related services reasonably related to the performance of the audit or review of Keynote's consolidated financial statements that are not reported above under "Audit Fees" for the fiscal years ended September 30, 2006 and September 30, 2005;

     o Tax Fees. The aggregate fees billed by KPMG for professional services rendered for tax compliance and tax advice planning were $233,300 for the fiscal year ended September 30, 2005. There were no such fees for the fiscal year ended September 30, 2006. The services for the fees disclosed under this category include tax consultation and the preparation of tax returns; and

     o All Other Fees. For the fiscal year ended September 30, 2006, there were no fees billed by KPMG for consultants related to Sarbanes-Oxley 404 compliance. The fees under this category were $243,000 for the fiscal year ended September 30, 2005.


     The audit committee determined that the provision of these services was compatible with maintaining KPMG's independence.

                          REPORT OF THE AUDIT COMMITTEE

     The current members of the audit committee are Mr. Gyani, Mr. Penney, Mr. Ocampo and Mr. Boesenberg, each of whom is an "independent" director as defined by the rules of the Securities and Exchange Commission and of the NASDAQ Stock Market and is "financially literate" as required by NASDAQ rules. The board of directors has also determined that each of Mr. Gyani and Mr. Boesenberg is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission. Stockholders should understand that these designations related to our audit committee members' experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the audit committee or of the board.

     Keynote's financial and senior management supervise the systems of internal controls and the financial reporting process. KPMG LLP, Keynote's independent auditor for fiscal 2006, was responsible for performing an independent audit of Keynote's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on these consolidated financial statements. The audit committee's responsibility is to monitor and oversee these processes and the independence of Keynote's independent auditors.

     The audit committee has reviewed Keynote's audited consolidated financial statements for the fiscal year ended September 30, 2006 and has met with the management of Keynote and its independent auditors to discuss the audited consolidated financial statements. Keynote's management has represented to the audit committee that Keynote's audited consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The audit committee has discussed with Keynote's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU Section 380. The audit committee has received from Keynote's independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with them their independence. The audit committee has also considered whether the provision of non-audit services by Keynote's independent auditors is compatible with maintaining the independence of the independent auditors.

     Based on the review and discussions noted above, the audit committee recommended to Keynote's board of directors that the audited consolidated financial statements be included in Keynote's annual report on Form 10-K for the fiscal year ended September 30, 2006, and be filed with the Securities and Exchange Commission.

     The audit committee selected KPMG LLP to be Keynote's independent auditor for fiscal 2006 and, pursuant to the requirements of law and the charter of the audit committee, pre-approved all audit and non-audit services provided to us by the independent auditors during fiscal 2006.

                                                           Audit Committee

                                                           Mohan Gyani
                                                           Geoffrey Penney
                                                           Raymond L. Ocampo Jr.
                                                           Charles M. Boesenberg

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information as to the beneficial ownership of our common stock as of December 31, 2006 by:

     o each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

     o    each of our directors;

     o our chief executive officer and four other most highly compensated executive officers who were serving as executive officers as of September 30, 2006; and

     o    all of our directors and executive officers as a group.

     The percentage ownership is based on 17,155,585 shares of common stock outstanding, excluding shares of treasury stock, as of December 31, 2006. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of December 31, 2006, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise noted, the address for each stockholder listed below is c/o Keynote Systems, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404.

                                                 Shares Beneficially
                                                        Owned
                                                        -----
                                                 Number of
Name of Beneficial Owner                          Shares       Percent
------------------------                          ------       -------
Umang Gupta (1)                                 3,432,576      20.01%

David J. Greene & Co (2)                        1,497,792       8.73%

S Squared Technology (3)                        1,416,500       8.26%

Royal Capital Management, LLC (4)               1,100,000       6.41%

Dimensional Fund Advisors, LP (5)                 983,166       5.73%

Donald Aoki (6)                                   384,874       2.24%

Raymond L. Ocampo Jr.(7)                          139,944         *

David Cowan(8)                                    133,753         *

Mohan Gyani(9)                                    100,000         *

Geoffrey Penney(10)                                97,000         *

Deborah Rieman(11)                                 85,000         *

Jennifer Bolt(12)                                  69,500         *

Krishna Khadloya (13)                             163,860         *

Andrew Hamer(14)                                   42,706         *

Jeffrey Kraatz (15)                                14,990         *

Charles M. Boesenberg                                  --         *

All 15 directors and executive officers as
 a group (16)                                   4,872,748      28.39%

--------------------

*    Indicates beneficial ownership of less than 1%.

(1)  Includes 1,891,666 shares subject to options exercisable within 60 days.

(2)  Based  solely  on  information  provided  by David J.  Greene & Co.  in its
     Schedule 13G filed with the Securities and Exchange Commission on February 8, 2007. The address of this entity is 599 Lexington Avenue, New York, NY 10022.

(3) Based solely on information provided by S Squared Technology, LLC and Royal S Squared Technology Partners, L.P in its Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007 and consists of 1,201,000 shares held by S Squared Technology LLC and 215,400 shares held by S Squared Technology Partners, L.P. The address of these entities is 515 Madison Avenue, New York, NY 10022.

(4) Based solely on information provided by Royal Capital Management, LLC in its Schedule 13F filed with the Securities and Exchange Commission on or prior to December 31, 2006.

(5) Based solely on information provided by Dimensional Fund Advisors, LP in its Schedule 13G, as amended, filed with the Securities and Exchange Commission on February 9, 2007. Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of Keynote that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities reported in this table are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The address of Dimensional is 1299 Ocean Avenue, Santa Monica, CA 90401.

(6) Includes 53,862 shares held by the Aoki family trust, 3,842 shares held by Mr. Aoki as trustee for his minor children and 650 shares held by the Frank and Jeanne Aoki Revocable Trust, over which Mr. Aoki exercises investment power. Mr. Aoki disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the shares. Includes 322,289 shares subject to options exercisable within 60 days.

(7) Includes 34,716 shares held by Raymond L. Ocampo Jr. and Sandra O. Ocampo, Trustees of Ocampo Revocable Trust UTA May 30, 1996, and 82,500 shares subject to options exercisable within 60 days.

(8)  Includes 95,000 shares subject to options exercisable within 60 days.

(9)  Represents 100,000 shares subject to options exercisable within 60 days.

(10) Represents 97,000 shares subject to options exercisable within 60 days,

(11) Represents 85,000 shares subject to options exercisable within 60 days.

(12) Represents 69,500 shares subject to options exercisable within 60 days.

(13) Represents 154,891 shares subject to options exercisable within 60 days.

(14) Represents 42,706 shares subject to options exercisable within 60 days.

(15) Represents 14,990 shares subject to options exercisable within 60 days.

(16) Includes 3,132,058 shares subject to options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

     The following table presents compensation information for the fiscal years ending September 30, 2004, 2005 and 2006 paid or accrued to our chief executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2006.

                           Summary Compensation Table


                                                                                 Long Term
                                                                                Compensation
                                                     Annual Compensation           Awards
                                                     -------------------           ------
                                                                                 Securities
                                       Fiscal                                    Underlying    All Other
Name and Principal Position             Year    Salary      Bonus     Commission   Options   Compensation(1)
---------------------------             ----    ------      -----     ----------   -------   ---------------
Umang Gupta                             2006   $284,400    $90,000      $    --     500,000      $ 2,612
  Chief Executive Officer               2005    237,000     37,500           --          --      $ 2,000
                                        2004    225,000    150,000           --          --      $ 2,000
Donald Aoki
  Senior Vice President and General     2006    200,000     18,255           --      25,000        2,415
     Manager of Customer Experience     2005    206,298     16,973           --      55,000        2,000
     Management                         2004    169,305     29,334           --      25,000        2,000

Andrew Hamer(2)                         2006    180,000     20,854           --     100,000        1,343
  Vice President of Finance and         2005     47,813     10,000           --      50,000           --
     Chief Financial Officer            2004         --         --           --          --           --

Jeffrey Kraatz (3)                      2006    150,000         --       83,333      65,000        1,007
  Vice President of Sales, Americas     2005     12,500         --           --      40,000           --
     and Asia Pacific                   2004         --         --           --          --           --

Krishna Khadloya (4)                    2006    173,000     19,774           --      50,000        2,359
  Vice President of Engineering         2005    159,129      8,805           --      55,000        2,000
                                        2004    135,996     10,912           --      15,000        2,000

---------------------

(1) The amounts disclosed in the All Other Compensation column consist of Keynote's matching contributions under our 401(k) plan and 2006 long-term disability insurance premium the company paid for the officers.

(2) Mr. Hamer joined Keynote in June 2005 and became an executive officer of Keynote in January 2006.

(3) Mr. Kraatz joined Keynote in September 2005 and became an executive officer of Keynote in April 2006.

(4)  Mr. Khadloya became an executive officer of Keynote in April 2006.

                          Option Grants in Fiscal 2006

     The following table presents the grants of stock options under our 1999 Equity Incentive Plan during the fiscal year ended September 30, 2006 to our chief executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2006.



                                                                                        Potential Realizable
                                                                                          Value at Assumed
                                                                                       Annual Rates of Stock
                                                                                       Price Appreciation for
                                                 Individual Grants                          Option Term
                                                 -----------------                          ------------


                                Number of    Percent of
                                Securities  Total Options
                                Underlying   Granted to   Exercise
                                 Options    Employees In   Price        Expiration
      Name                       Granted    Fiscal 2006   Per Share        Date            5%         10%
      ----                       -------    -----------   ---------        ----           ----        ----
Umang Gupta                       500,000        23.70%      $11.68      02/02/2016   $3,672,744   $9,307,456

Donald Aoki                        25,000         1.18%       10.31      06/30/2016      162,098      410,787

Andrew Hamer                       75,000         3.56%       12.85      12/31/2015      606,098    1,536,070

                                   25,000         1.18%       10.31      06/30/2016      162,098      410,787
Jeffrey Kraatz                     65,000         3.08%       11.00      04/03/2016      441,189    1,126,039

Krishna Khadloya                   50,000         2.37%       11.00      04/03/2016      339,377      866,184


     All options granted under our 1999 Equity Incentive Plan are either incentive stock options or nonstatutory stock options. Options granted under our 1999 Equity Incentive Plan generally vest and become exercisable over a four-year period as to 25% of the shares subject to the option one year from the date of grant and as to 2.083% of the shares each succeeding month. Options expire 10 years from the date of grant. Options are granted at an exercise price equal to the fair market value of our common stock on the date of grant. In the year ending September 30, 2006, we granted to our employees options to purchase a total of 2,109,809 shares of our common stock.

     Potential realizable values are computed by:

     o multiplying the number of shares of common stock subject to a given option by the market price per share of our common stock on the date of grant;

     o assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire 10-year term of the option; and

     o    subtracting from that result the aggregate option exercise price.

     The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices. The closing price per share of our common stock as reported on the NASDAQ Global Market on September 29, 2006, was $10.53.

        Aggregated Option Exercises in Fiscal 2006 and Option Values at
                               September 30, 2006

     The following table presents the number of shares of common stock subject to vested and unvested stock options held as of September 30, 2006 by our chief executive officer and our four other most highly compensated executive officers who were serving as executive officers as of September 30, 2006. Also reported is the value of in-the-money stock options as of September 30, 2006, which represents the positive difference between the aggregate exercise price of the outstanding options and the aggregate fair market value of the options based on $10.53, the closing price per share of our common stock on September 29, 2006, as reported on the NASDAQ Global Market. The value of the unexercised in-the-money options has not been, and may never be, realized.


                                                                 Number of
                                                           Securities Underlying        Value of Unexercised
                                Number of                   Unexercised Options         In-the-Money Options
                                 Shares                    at September 30, 2006       at September 30, 2006
                                Acquired       Value     --------------------------  --------------------------
Name                           on Exercise   Realized    Exercisable  Unexercisable  Exercisable  Unexercisable
----                           -----------  -----------  -----------  -------------  -----------  -------------

Umang Gupta                            --      $    --    1,787,499        312,501   $3,913,000        $    --

Donald Aoki                            --           --      309,165         79,585      454,887          5,500

Andrew Hamer                           --           --       15,625        134,375           --          5,500

Jeffrey Kraatz                         --           --       10,000         95,000           --             --

Krishna Khadloya                       --           --      146,247         91,254       85,900             --

         Equity Compensation Plans

     As of September 30, 2006, we maintained our 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan, both of which were approved by our stockholders. The following table gives information about equity awards under those plans as of September 30, 2006:


                                                                (a)                    (b)                  (c)

                                                                                                      Number of Shares
                                                                                                         Remaining
                                                                                                    Available for Equity
                                                                                                     Compensation Plans
                                                        Number of Shares to     Weighted-Average     (Excluding Shares
                                                      be Issued Upon Exercise   Exercise Price of        Reflected
Plan Category                                         of Outstanding Options   Outstanding Options     in Column (a))
-------------                                        -----------------------  -------------------  --------------------
Equity compensation plans approved by stockholders           6,760,670           $    13.24             2,174,425(1)

Total                                                        6,760,670           $    13.24             2,174,425

---------------------

(1) Of these, 1,468,296 shares remained available for grant under the 1999 Equity Incentive Plan and 706,129 shares remained available for grant under the 1999 Employee Stock Purchase Plan. All of the shares available for grant under the 1999 Equity Incentive Plan may be issued as restricted stock, although we do not currently intend to do so.

         Employment Agreement with Chief Executive Officer

     We entered into an employment agreement with Umang Gupta, our chief executive officer, in December 1997 and amended this agreement in November 2001. This agreement, as amended, establishes Mr. Gupta's annual base salary and eligibility for benefits and bonuses. In connection with the November 2001 amendment of this agreement, Mr. Gupta was granted an option to purchase 1,300,000 shares of common stock at an exercise price of $7.52 per share, which is now fully vested. The employment agreement continues until it is terminated upon written notice by Mr. Gupta or us. We must pay Mr. Gupta his salary and other benefits through the date of any termination of his employment. If his employment is terminated by us without cause or through his constructive termination due to a material reduction in his salary or benefits, a material change in his responsibilities or a sale of us if he is not the chief executive officer of the resulting combined company, we must also pay his salary for six additional months after that date.

     Under the employment agreement, as amended, all shares subject to Mr. Gupta's options, including the option granted on February 3, 2006 and any options granted in the future, would vest in full 90 days following a sale of us if Mr. Gupta is not the chief executive officer of the resulting combined company. If his employment is terminated by us without cause or through his voluntary termination, and if he assists in the transition to a successor chief executive officer, vesting of the shares subject to his options would continue for an additional 12 months. If his employment is terminated by us without cause or due to his death or through his constructive termination due to a material reduction in his salary or benefits or a material change in his responsibilities, the shares subject to his options would vest in an amount equal to the number that would vest during the six months following this termination. If his employment is terminated by us for cause or due to his disability or through his voluntary termination where he does not assist in the transition to a successor chief executive officer, the vesting of any shares subject to his options would cease on the date of termination.

         Other Change-of-Control Arrangements

     The options that we grant to our executive officers other than our chief executive officer, as described above, under our 1999 Equity Incentive Plan generally provide for acceleration of the vesting of such options upon the occurrence of specified events. If the executive officer is terminated without cause following a sale of our company that occurs within 12 or less months after the date of grant of the option, that option vests immediately with respect to 25% of the shares subject to that option. If the executive officer is terminated without cause following a sale of our company that occurs more than 12 months after the date of grant of the option, that option vests immediately with respect to all of the shares subject to that option. For the purposes of this provision, a sale of our company includes any sale of all or substantially all of our assets, or any merger or consolidation of us with or into any other corporation, corporations, or other entity in which more than 50% of our voting power is transferred. For purposes of this provision, cause means (i) willfully engaging in gross misconduct that is materially and demonstrably injurious to us; (ii) willful and continued failure to substantially perform the executive officer's duties (other than incapacity due to physical or mental illness), provided that this failure continues after our board of directors has provided the executive officer with a written demand for substantial performance, setting forth in detail the specific respects in which it believes the executive officer has willfully and not substantially performed his or her duties and a reasonable opportunity (to be not less than 30 days) to cure the failure. A termination without cause includes a termination of employment by the executive officer within 30 days following any one of the following events: (x) a 10% or more reduction in the executive officer's salary that is not part of a general salary reduction plan applicable to all officers of the successor company; (y) a change in the executive officer's position or status to a position that is not at the level of vice president or above with the successor(or, with respect to Mr. Hamer, at the level of Chief Financial Officer or above); or (z) relocating the executive officer's principal place of business, in excess of fifty (50) miles from the current location of such principal place of business. In addition, each of these executive officers is entitled to receive severance compensation of three months of base salary in lieu of notice upon a termination without cause.

     The options that we grant to our non-employee directors under the automatic option grant provision of our 1999 Equity Incentive Plan provide that any unvested shares subject to these options will become immediately exercisable and fully vested upon a transaction that results in a change of control.

                      REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the board of directors administers Keynote's executive compensation program. The current members of the compensation committee are Ms. Bolt, Mr. Cowan and Dr. Rieman. Each is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an outside director within the meaning of Section 162(m) of the Internal Revenue Code. None of Ms. Bolt, Mr. Cowan or Dr. Rieman has any interlocking relationships as defined by the Securities and Exchange Commission.

         General Compensation Philosophy

     The role of the compensation committee is to review and set, or in the case of compensation for the chief executive officer to approve subject to ratification by the board of directors, the salaries and other compensation of Keynote's executive officers and other key employees, and to make grants of stock options and to administer the stock option and other employee equity and bonus plans. Keynote's compensation philosophy for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables Keynote to attract, motivate, reward and retain key executive officers and employees. Accordingly, each executive officer's compensation package may, in one or more years, be comprised of the following three elements:

     o base salary that is designed primarily to be competitive with base salary levels in effect at high technology companies in the San Francisco Bay Area that are of comparable size to Keynote and with which Keynote competes for executive personnel;

     o annual variable performance awards, such as bonuses, payable in cash and/or stock-based incentive awards, tied to the achievement of goals based on Keynote's performance either generally, or in the given area under the individual's management, and using financial or other appropriate measures for determining achievement that are established by the compensation committee; and

     o long-term stock-based incentive awards that strengthen the mutuality of interests between Keynote's executive officers and Keynote's stockholders.

     In preparing the Stock Price Performance Graph for this proxy statement, Keynote used The Street.com Internet Sector Index as its published line of business index. The compensation practices of most of the companies in that index were not reviewed by Keynote when the compensation committee reviewed the compensation information described above because such companies were determined not to be competitive with Keynote for executive talent. Instead, the compensation committee reviewed the compensation practices of a number of high technology companies in the San Francisco Bay Area for which adequate information was available for analysis.

         Executive Compensation

     During each fiscal year, the compensation committee meets with the chief executive officer to review the objectives of Keynote and its executives for such year and to establish parameters for performance-based year-end bonus awards. Bonus awards may be based on achievement of corporate objectives as well as on achievement of personal MBOs as determined by the chief executive officer. Personal MBOs are established by the chief executive officer at the beginning of the fiscal year and usually involve a mix of quantitative and qualitative goals. At the conclusion of each fiscal year, the compensation committee meets with the chief executive officer to review the performance of Keynote and its executive officers against the corporate performance objectives and parameters that were established for eligibility for performance-based bonuses and to award year-end cash bonuses accordingly or, in the case of the chief executive officer, to approve a performance-based cash bonus subject to ratification by the board of directors. The compensation committee considers the recommendations of the chief executive officer for the compensation of the other executive officers, and considers the compensation of the chief executive officer outside of his presence.

     Base Salary. Salaries for executive officers for the fiscal year ended September 30, 2006 were generally determined on an individual basis by evaluating each executive officer's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies. We believe our executive's salaries are generally in the mid-range of those companies that figured in our analysis.

     Annual Incentive Awards. In the past, Keynote has included performance-based bonuses, payable in cash and/or stock-based incentive awards, as part of each executive officer's annual compensation plan. Annual performance-based bonuses are based on mutually agreed upon goals and objectives. This practice is expected to continue and each executive officer's annual performance will be measured by the achievement of established goals and objectives using quantitative and qualitative measures.

     Long-Term Incentive Awards. The compensation committee believes that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of Keynote's stockholders and encourages executive officers to remain employed with Keynote. Stock options generally have value for executive officers only if the price of our stock increases above the fair market value on the grant date and the officer remains employed with Keynote for the period required for the shares to vest.

     Keynote grants stock options in accordance with its 1999 Equity Incentive Plan. In the fiscal year ended September 30, 2006, stock options were granted to certain executive officers to aid in the retention of those executive officers and to align their interests with those of Keynote's stockholders. Stock options typically are granted to an executive officer when he or she first joins us and in connection with a promotion. The compensation committee may, however, grant additional stock options to executive officers for other reasons such as for retention or to attempt to ensure that a given executive officer's actual and potential stockholdings (meaning shares held plus vested and unvested options) will align his or her interests with those of Keynote's other stockholders. The number of shares subject to each stock option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact Keynote's results, past performance or consistency within the officer's peer group, and the number of unvested options. In the fiscal year ended September 30, 2006, the compensation committee considered these factors and other factors as well. Stock options generally vest and become exercisable over a four-year period, remain exercisable for as long as nine years after vesting (so long as the executive remains in our employ), and are granted at a price that is equal to the fair market value of Keynote's common stock on the date of grant.

     Chief Executive Officer Compensation

     The compensation committee reviewed Mr. Gupta's performance and compensation package in October 2005 and January 2006. At that time it determined, subject to review and ratification by the board of directors, to adjust Mr. Gupta's annual base salary from $237,000 per year to $284,400 for fiscal 2006 and increase his performance-based target bonus to $180,000. The compensation committee believes that revenue growth is an important element in the long-term success of Keynote and the target bonus of the chief executive officer should be paid primarily in relation to the improvement of Keynote's financial and operating performance. For fiscal 2006, the compensation committee therefore determined that Mr. Gupta's target bonus should be based entirely on Keynote achieving profit and revenue objectives contained in the operating plan approved by the board of directors. At the conclusion of fiscal 2006, the compensation committee determined that Mr. Gupta had earned 50% of his target bonus, $90,000, based on Keynote's fiscal 2006 performance against those profit and revenue objectives. The board, with Mr. Gupta not present, reviewed and ratified this determination. With respect to long term incentive compensation, Mr. Gupta was granted a stock option on February 3, 2006, to purchase 500,000 shares of our common stock.

     At the beginning of fiscal 2007, the compensation committee again reviewed Mr. Gupta's performance, overall compensation package, the level of his existing shareholdings and the vesting of his options. Based on that review, the compensation committee determined that it would increase Mr. Gupta's base salary to $300,000 for fiscal 2007 and maintain his performance-based target bonus at $180,000. These determinations were reviewed and ratified by the board of directors with Mr. Gupta not present. Mr. Gupta's performance-based bonus for fiscal 2007 depends upon Keynote's achievement of corporate revenue and operating cash flow objectives.

     Internal Revenue Code Section 162(m) Limitation

     Section 162(m) of the Internal Revenue Code limits the tax deduction in any taxable year of a publicly held company to one million dollars for compensation paid to the chief executive officer and its four other most highly compensated executive officers. Having considered the requirements of Section 162(m), the compensation committee believes that grants made pursuant to Keynote's 1999 Equity Incentive Plan meet the requirements that such grants be "performance based" and are, therefore, exempt from the limitations of Section 162(m) on deductibility. Historically, and for fiscal year 2006 as well, the combined salary and bonus of each executive officer covered by Section 162(m) has been below one million dollars. The compensation committee's present intention is to structure compensation arrangements to maximize Keynote's available deductions consistent with Section 162(m) unless the occasion should arise that the compensation committee reasonably believes that the best interests of Keynote and its stockholders will be served by structuring compensation for a given executive officer, or executive officers, differently.

                                                         Compensation Committee

                                                         Jennifer Bolt
                                                         David Cowan
                                                         Deborah Rieman

                          STOCK PRICE PERFORMANCE GRAPH

     The following graph and table compare the cumulative total stockholder return on our common stock, the NASDAQ Composite Index and The Street.com Internet Sector Index. The graph and table assume that $100 was invested in our common stock, the NASDAQ Composite Index and The Street.com Internet Sector Index on September 30, 2002, and calculates the annual return through September 30, 2006. The stock price performance on the following graph and table is not necessarily indicative of future stock price performance.



                             [SEE SUPPLEMENTAL PDF]




                          --------------------------------------------------------------------------------------------
                                                            NASDAQ
                           Keynote Systems, Inc.        Composite Index        The Street.com Internet Sector index
------------------------- ------------------------ -------------------------- ----------------------------------------
September 30, 2002                $100                      $100                              $100
------------------------- ------------------------ -------------------------- ----------------------------------------
September 30, 2003                 171                       152                               198
------------------------- ------------------------ -------------------------- ----------------------------------------
September 30, 2004                 216                       162                               246
------------------------- ------------------------ -------------------------- ----------------------------------------
September 30, 2005                 198                       184                               301
------------------------- ------------------------ -------------------------- ----------------------------------------
September 30, 2006                 161                       193                               327
----------------------------------------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than the compensation arrangements that are described above in "Director Compensation", "Employment Agreement with Chief Executive Officer" and "Chief Executive Officer Compensation", since October 1, 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

        STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at our 2008 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Exchange Act, must be received by us at our principal executive offices no later than 120 calendar days before the one-year anniversary of the date of this proxy statement, or October 19, 2007. In accordance with our bylaws, written notice of any proposals of stockholders intended to be presented at the meeting but not included in our proxy materials must be received by us at our principal executive offices not less than 60 days nor more than 90 days before the one-year anniversary of the date of the annual meeting to which this proxy statement relates. For the 2008
Annual Meeting, such notice must be received between December 22, 2007 and January 21, 2008. Such notice must include information on the nominees for election and the business to be brought before the meeting. Such notice must also contain information concerning the stockholder submitting the proposal, including its name and address, the number and class of shares of our capital stock beneficially owned by such stockholder and any material interest that such stockholder has in the business proposed to be brought before the meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

      COMPLIANCE UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the NASDAQ Global Market. Such persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms furnished to us and written representations from our executive officers and directors, we found that the following filings were late:

          Mr. Aoki filed a Form 4 late relating to a gift of 750 shares of common stock to a non-profit organization.

          Mr. Cowan failed to file a Form 4 related to a gift of 1,870 shares of common stock to a non-profit organization.


                                 OTHER BUSINESS

     The board of directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

                              KEYNOTE SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         This proxy is solicited on behalf of the board of directors of
                             Keynote Systems, Inc.

     The undersigned hereby appoints Umang Gupta and Andrew Hamer, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Keynote Systems, Inc. held of record by the undersigned on February 5, 2007, at the Annual Meeting of Stockholders to be held at the executive offices of Keynote Systems, Inc. in San Mateo, California, on Thursday, March 22, 2007 at 10:00 a.m., Pacific Time, and at any adjournments or postponements thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE SEVEN NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.    ELECTION OF DIRECTORS


|_|  FOR ALL NOMINEES                        Nominees: |_| Umang Gupta
                                                       |_| David Cowan
                                                       |_| Deborah Rieman
                                                       |_| Mohan Gyani
                                                       |_| Raymond L. Ocampo Jr.
                                                       |_| Jennifer Bolt
                                                       |_| Charles M. Boesenberg

|_|  WITHHOLD AUTHORITY FOR ALL NOMINEES
|_|  FOR ALL EXCEPT (SEE INSTRUCTION BELOW)

Instruction:   To withhold authority to vote for any individual nominee(s), mark
               "FOR ALL EXCEPT" and fill in the circle next to each nominee for which you wish to withhold authority to vote, as shown here: o



2. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS KEYNOTE SYSTEMS, INC.'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

              |_| FOR              |_| AGAINST                  |_| ABSTAIN

     THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

     To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|

 Signature of Stockholder: ___________ Date: __________ Signature of
Stockholder: ____________ Date: __________

     Note: This proxy must be signed exactly as the name appears hereon. If shares are held jointly, each holder should sign. If signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign full partnership name by authorized person, giving full title as such.